Exhibit 99.1
TTM Technologies, Inc. Investor Presentation Needham 10th Annual Growth Stock Conference Tuesday, January 8, 2008

Kent Alder - Chief Executive Officer and President TTM and Industry Overview This presentation contains forward-looking statements that relate to future events or performance. These statements reflect the company's current expectations, and the company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other company statements will not be realized. Furthermore, readers are cautioned that these statements involve risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the company's dependence upon the electronics industry, the company's dependence upon a small number of customers, general economic conditions and specific conditions in the markets TTM addresses, the unpredictability of and potential fluctuation in future revenues and operating results, increased competition from low-cost foreign manufacturers, and other "Risk Factors" set forth in the company's most recent SEC filings.

July 1999 Acquired Power Circuits for $98 mm. Transaction financed with debt, resulting in pro forma leverage of $133 mm (4.7x LTM EBITDA) December 1999 Changed name to TTM Technologies February 2002 $53.6 mm secondary offering December 2002 Acquired Honeywell ACI for $1.00 September 2003 $151.8 mm secondary offering March 2005 47,000 SF expansion of Chippewa Falls facility October 2006 Acquired Tyco PCG for $226.8 mm. Transaction financed with $200 mm of debt Incorporated in 1998, TTM has a proven track record of executing successful transactions, including debt and equity capital raising and acquisitions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 TTM has successfully operated as a leveraged entity September 2000 IPO on NASDAQ raising $120 mm Company Overview Company Overview Largest North American PCB Manufacturer Strategically focused Time - Technology - High Mix - Aerospace/Defense Diversified customer base

1 Stafford, CT 3 San Diego, CA Aerospace/Defense: Quick Turn: 5 Los Angeles, CA High Tech: 6 Chippewa Falls, WI High Mix: 2 Santa Clara, CA Santa Ana, CA 10 1 5 7 2 8 6 9 The facility footprint enables TTM to continue to execute its facility specialization strategy Facility Footprint Focused Assembly: 8 Redmond, WA 7 Logan, UT 9 Hayward, CA 11 Stafford Springs, CT 10 Shanghai, China 3 11 United States China 4 4

PCB Market Forecast The $45.0 billion global PCB market is projected to grow at 5.3% through 2011 The $4.4 billion North American PCB segment represents approximately 9% of the global market Global PCB Market Forecast North America PCB Market Forecast Global PCB End-Market Analysis End-Market Growth 2006-2011E CAGR Source: Prismark Partners 2007 and IPC 2007 Asia PCB Market Forecast

Recent Trends - Industry Aerospace/Defense: Remains strong Quick Turn: Solid Networking/Communications: Solid High end computing: Improved High Mix: Steady Raw material pricing: Steady Technology: Continued growth in sequential lamination & HDI requirements Pricing: Steady

Company Overview Doug Soder- Executive Vice President

Low (< 100) Medium (100 < 1,000) High (> 1,000) Global PCB Competitive Landscape Technology Level Panel Volume (lots) 9-15 layers, standard materials 16+ layers, exotic materials Asian focus 0-8 layers, standard materials TTM competitive markets Specialized communications High-end aerospace / defense Semicap equipment Medical equipment Aerospace / defense Instrumentation Industrial equipment Misc. industrial equipment Low-end aerospace / defense High-end servers Telecom infrastructure High-end networking Low-end servers High-end computers PCs Computer peripherals Limited product application Cell phones Advanced PDAs Power supplies PCs Computer peripherals Automotive Consumer electronics Advanced technology, quick-turn and aerospace/defense segments are well-positioned in North America Quick-turn

North American PCB Market Overview The $4.4 billion North American PCB market is highly fragmented Fragmented North American Market North American Market Share Analysis Source: 2007 FabFile Online 371 30 7 5 Total: 413 PCB Companies > $100mm $20 to $99mm $11 to $19mm $0 to $10mm TTM is the largest PCB company in North America Larger, well-capitalized players with focused strategies, significant scale and advanced technology capability are positioned to benefit from on-going industry consolidation North American industry capacity has declined significantly since 2000 Total number of PCB manufacturers reduced by approximately 50% Only 5 companies have over $100 million in sales Note: Based on TTM estimates & IPC 2006 report Greater than $100M TTM Merix EIT DDi Sanmina SCI

U.S. Aerospace/Defense PCB Market Source: Annual sales data from Harvey Miller FabFile 2007 and Company estimates. Total market size from Henderson Ventures 19 Facilities: $5 - $9 Million 1 Facility: $80+ Million 13 Facilities: $10 - $19 Million Total: 138 Aerospace / Defense Facilities 30% of All North American PCB Facilities are Aerospace / Defense 96 Facilities: Under $5 Million TTM's Stafford Facility 9 Facilities: $20 - $79 Million TTM is the clear leader in the fragmented U.S. defense market TTM's Santa Ana and Santa Clara Facilities TTM's Redmond and San Diego Facilities Top Players' Market Share TTM 20.0% EIT 4.2% Pioneer Circuits 4.2% FTG 4.1% Coretec 3.0% Top 5 34% Top 10 48%

PCB Business - Industry Leading Capabilities Quick Turn Military / Specialty High Technology High Mix & Specialty

Backplane Assembly Business Leading Market Positions in North America and China Limited Competition with EMS Companies Product & Service Offering Includes: Backplane & Chassis Assemblies Rigid-Flex Assemblies System Design & Simulation Services Strategic Rationale Strengthens TTM Supplier Status with Key Global Customers Presents Significant Growth Opportunities in China Drives Internal PCB Demand Profitable Business with Opportunities for Margin Improvement

Backplane Assembly Products

Key Customers by End Market TTM serves approximately 900 active customers across a broad range of end-markets Networking / Communications Medical / Industrial Instrumentation / Other Enterprise routers and switches Wireless base stations and cell phones Semiconductor technology for broadband communications Fiber optic transponders Industrial controls and power generation systems Insulin delivery systems 42% 15% Selected Key Customers Selected Applications Q307 YTD Sales Precision instruments for measurement and calibration Medical Imaging systems Aerospace / Defense Defense and Space systems Commercial & military aircraft controls 30% Radio and satellite communications for military and government In flight entertainment systems Computing / Storage / Peripherals Mainframes, servers and storage systems DRAM and FLASH memory products targeted to OEM's Semiconductor technology across all end markets Embedded computing 13%

Long-Term Customer Relationships with Industry Leaders TTM maintains deep, long-term customer relationships with minimal concentration risk No customer accounted for more than 8% of YTD Q3 2007 revenues Average Top 10 Customer relationship: 19+ years

# Industry-Leading Quick-Turn Capability

**TTM's leading quick-turn platform generates premium pricing, while serving as a platform to attract new customers**

- Dedicated ultra-short lead-time capability (< 24 hours available)
- Dedicated, highly flexible, ramp-to-volume production in < 10 days

## Quick-Turn Business Mix



Quick-turn
$60mm
15%
85%
Standard
$331mm

Note: Q307 YTD Gross Revenue Data

## Price by Delivery Time



Value-Added Pricing
5x
4x
3x
2x
1x
0x
Quick-Turn Revenue (≤ 10 days)
~17% 2006
~15% Q307 YTD
24 Hours
3 Days
5 Days
10 Days
11-20 Days
Std. Delivery
Time (Lead Time)

TTM Technologies

15

TTM's Strategy Financial Strength Focus on operational excellence Superior asset management and strong balance sheet Successful integration of opportunistic acquisitions Aerospace / Defense #1 North America Supplier Rigid Flex and speciality PCB products Backplane and Subassembly Time Dedicated ultra-short lead time capability (<24 hours available) Dedicated, highly flexible, ramp-to- volume production in <10 days High-mix complex technology production with standard delivery Industry-Leading Execution and Financial Results Strong Long-Term Outlook Technology High performance, technologically complex PCBs Advanced manufacturing processes & technology expertise Industry-leading average layer count of 20+ at Chippewa Falls facility

Historical Financials Kent Alder - Chief Executive Officer and President

Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q307 YTD 78.5 106.4 203.7 129 89 180.3 240.7 240.2 369.3 502 ($ Millions) Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99) Acquisition Tyco PCG (10/27/06)

Historical Revenue, EBITDA & Free Cash Flow ($ Millions) Revenue EBITDA and Free Cash Flow Note: Acquired Tyco PCG on 10/27/06

3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q EBITDA 14.2 11 9.7 7.9 9.1 12.5 16.7 19.4 19 18.5 25.5 20.1 22.2 EBITDA Margin 0.229 0.186 0.164 0.138 0.15 0.198 0.229 0.254 0.251 0.128 0.144 0.124 0.136 2005 2004 2006 Quarterly EBITDA and EBITDA Margin 2007

EBITDA Margin Benchmarking Relative to its peers, TTM has been more effective at managing through PCB business cycles

Quarterly Results And Estimates ($ in Millions except EPS)

Historical Income Statement

Historical Balance Sheet

Summary Limited competition / high entry barriers Leading market positions in attractive segments Integrated manufacturing platform provides one- stop solution Largest player in North America with significant size and scale #1 in Quick-Turn PCB production and Aerospace & Defense PCB products Leadership positions for Advanced technology PCBs, Rigid-Flex and Backplane Assembly products Leading quick-turn platform involves TTM in new product introduction across diverse end markets Products/services support all stages of electronic product life cycle - engineering services, prototype through volume production Focused facility specialization strategy - speed, flexibility, technology Difficult business model to replicate Significant technology expertise, employee training and investment required Limited threat from Asian competition in quick-turn, high layer-count and defense markets Leading customers in diverse end markets Large and diversified customer base Strong relationships with leading OEM and EMS customers Long-standing relationships with top customers Industry-leading financial performance Profitable business model across cycle Superior margins / operating metrics Strong balance sheet & proven history of consistent cash flow generation -- even during protracted downturn from 2001-02 Experienced management team with proven execution track record Seasoned management team led by CEO with 26 years of industry experience Focused strategy has provided growth / stability across cycle Proven ability to integrate acquisitions Prudent balance sheet management Moderate pro forma credit profile - total leverage of approximately 1.2x LTM 10/1/07 Adjusted EBITDA Strong asset coverage Minimal near-term maturities - limited debt service requirements Strong liquidity - approximately $67 million of cash and availability under Revolver

TTM Technologies, Inc. Investor Presentation Needham 10th Annual Growth Stock Conference Tuesday, January 8, 2008